UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-03235

FMI Common Stock Fund, Inc.
(Exact name of registrant as specified in charter)

100 East Wisconsin Avenue, Suite 2200
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Ted D. Kellner
Fiduciary Management, Inc.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 226-4555

Registrant's telephone number, including area code:

Date of fiscal year end: September 30

Date of reporting period: March 31, 2007

Item 1. Reports to Stockholders.

SEMIANNUAL REPORT
March 31, 2007

FMI
Common Stock
Fund, Inc.

A NO-LOAD
MUTUAL FUND

FMI
Common Stock
Fund, Inc.

March 31, 2007

Dear Fellow Shareholders:

The FMI Common Stock Fund appreciated 5.55%(1) in the quarter, compared to 1.95% for the benchmark Russell 2000 Index(2). Being underweight in the financial group and overweight in the distribution sector both contributed to positive performance, as did having four stocks subject to announced takeovers. Cash levels may be temporarily higher than normal until we find suitable replacement investments. Electronic technology and consumer durables lagged in the period.

Deals, deals, deals! According to the Wall Street Journal, first quarter transactions totaled $1.1 trillion worldwide, up 27%, and domestic deals grew 32% to $439 billion. The number and dollar value of transactions have expanded for five years and the growth rate appears to be accelerating. We do not know when this deal rush will end, but frenzies usually spike before they fall. The Nikkei in 1989, and the Nasdaq in 2000 had similar profiles. We move closer to the end of this cycle with each spectacular deal announcement; today it was a $20 billion bid from Kohlberg Kravis Roberts (KKR) for First Data at over 13 times enterprise value-to-earnings before interest, taxes, depreciation and amortization (EV/EBITDA).

Although the mergers and acquisitions market feels like a bubble today, we remember how long it took the technology stock bubble to burst in the late 1990s. Valuations that were extreme became absurd and the game lasted at least two years longer than we ever thought possible. Having just read that deflation is back in Japan, and noting that the Two-Year Japanese Treasury is priced to yield 0.835% (decimal to the left of the eight), the carry-trade that fuels this mania appears to be going strong.

Debt is dirt cheap in Japan, and nearly everywhere there is enormous liquidity that, in the words of the managing director of one of the largest private equity firms in the world, “…has enabled us to do transactions that were previously unimaginable.” In a memorandum to all of this firm’s investment professionals, he goes on to say, “Frankly, there is so much liquidity in the world financial system that lenders (even our lenders) are making very risky credit decisions.” He adds, “…most investors in most asset classes are not being paid for the risk being taken.” While he states that the liquidity period could last another 12-24 months, he concedes, “And I know that the longer it lasts, the worse it will be when it ends.”

One can feel his discomfort as he instructs his troops on how to structure deals in this environment. But honestly, what you have here is a titan of the private equity universe more or less admitting that the situation today is tantamount to a game of musical chairs. He knows the game and knows it will end badly, but can’t quite bring himself to quit early. At least the parting advice to his people included the phrase, “be careful.”

Another topic currently receiving airtime is the sub-prime mortgage debacle. Our letters foreshadowed problems in the housing market for more than a year. There is a certain amount of guttural satisfaction in seeing risky stocks get slammed, however, nobody is immune if the sub-prime problems are the first sequence

(1)	The Fund’s one year and annualized five and ten year returns through March 31, 2007 were 13.79%, 12.17% and 13.29%, respectively.
(2)
The Russell 2000 Index is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service of the Frank Russell Company.

in a nasty credit cycle or “financial contagion.” We have alerted our shareholders repeatedly about the vast, rapidly growing and difficult-to-grasp derivative market that could buckle under certain circumstances, but as long as the economy remains reasonably healthy - especially with respect to employment - the sub-prime issue is unlikely to spread. The real negative housing story begins with higher unemployment, and that is not visible at this point.

As a reminder, it is our practice with our letters following the March and September quarters to make a few brief comments before highlighting a number of investments, while our letters following the quarters ending June and December discuss the economy and the stock market in greater detail.

CABOT MICROELECTRONICS CORP.

Description

Cabot Micro is the leading supplier of slurries used in the manufacture of advanced integrated semiconductors, in a process called chemical mechanical planarization, or CMP. CMP polishes surfaces, enabling integrated circuit (IC) device manufacturers to produce smaller, faster, and more complex IC devices with fewer defects.

Good Business

•
CMP is a difficult process that is becoming even more challenging. Cabot Micro has the people, technology, scale, facilities, and financial resources that position it to help its customers meet these challenges. The company has a 40-45% share of the CMP slurry market.

•	CMP slurries are consumable items, so there is a recurring nature to the sale.

•
The CMP slurry market is undergoing a shakeout because the technology is increasingly fragmenting, which, in combination with highly specified customer process designs, means that only the largest, most well capitalized and committed companies will win. Consolidation will likely stabilize pricing and margins, and thus result in improved returns on incremental invested capital.

•	The company has a net cash balance of $155 million, or $6.51 per share.

Valuation

•	The stock has declined nearly 70% from its peak in February 2001, and has significantly under-performed the market indices over the last few years. Sentiment is negative.

•
The enterprise value-to-sales multiple of 1.81 is one standard deviation below the 2-year average, and not far from 1.56, its lowest recorded multiple. Recent private market transactions lend support to the stock.

•	The stock traded higher than 2.5x sales as recently as the January-April 2006 time frame. As the competitive market stabilizes, the stock could very well regain this multiple.

•	On a calendar 2007 earnings per share (EPS) basis, the price-to-earnings (P/E) multiple is 18.5, backing out the net cash and the associated interest income.

Management

•
The senior executives are young, have solid pedigrees, have all been appointed to their respective positions within the last three to four years, and are taking the right steps to position the company for future growth.

•
Bill Noglows, 48, has been Chairman, President, and Chief Executive Officer since 2003. He is one of the primary founders of Cabot Micro and was responsible for identifying and encouraging the development of the CMP application.

•
Bill Johnson, 49, has been Chief Financial Officer since 2003. Prior to joining Cabot Micro, he served as CFO for Budget Group, and spent 16 years at BP Amoco in various senior finance and management positions.

•	Adam Weisman, 44, was appointed Vice President, Operations in 2004. He previously held various engineering and senior operations management positions with General Electric.

•	Research & Development Chief Cliff Spiro, 52, has served in this role since 2003. He previously held R&D management and senior technology positions at General Electric.

Investment Thesis

The market is undergoing a shakeout that could last for a few years. Unlike most technology companies with short and unpredictable product cycles, Cabot Micro is more of a materials and services company. They have good people, products and strategy, and a dynamite balance sheet. Earnings should grow 10-15% per year over the next five years, and the stock is attractively priced.

WATSCO, INC.

Description

Watsco is the largest distributor of heating, ventilation and air conditioning (HVAC) products in the United States. The company has 380 locations in 32 states. Watsco primarily distributes residential air conditioning (A/C) products to over 40,000 contractors. Equipment accounts for one-half of total revenue, with the remainder derived from parts and supplies.

Good Business

•
Watsco provides the products to repair or replace HVAC systems at a scale greater than anyone else. The company maintains a close relationship with, and a strong service commitment to its customers. Watsco is the dominant player with a 7% share of the fragmented market, and is positioned to take share from smaller, less-capitalized competitors who are unable to commit the resources necessary to serve the contractor market.

•
Approximately 75% of Watsco’s sales to the residential market are replacement in nature. A/C is a necessity, particularly in the Sunbelt, which accounts for roughly 90% of revenue. Systems are replaced more often in the Sunbelt relative to other parts of the country due to wear and tear and coastal corrosion.

•
The return on invested capital (ROIC) has doubled over the last five years to the current 16% as improved margins helped drive net operating profit faster than the growth in invested capital. The Sunbelt is benefiting from favorable demographic and migration trends. The operating margin is targeted to improve to 9% from the current 7.5%, driven in part by the company’s private label and direct sourcing programs. The business has minimal capital expenditure requirements, typically less than 0.5% of sales.

•	This is an easy business to understand.

•	Debt-to-capital is 7.2%, and net of cash, declines to 1.1%.

Valuation

•
The stock is off more than 30% from its 52-week high amid near-term concern about tough comparisons following the transition to 13 SEER (an efficiency regulation), and the company’s exposure to new construction, which accounts for 25% of revenue and 10% of gross profit for the residential portion of the business (85% of total company sales).

•	The stock trades roughly in line with its long-term average P/E ratio, despite being more profitable and more dominant than it has been historically.

•	The multiple is in line with transactions over the past two years, and at a discount to other niche distributors.

•
On an enterprise value-to-trailing sales basis the multiple is 0.78. Although slightly above the 5-year average, the profitability of the business has improved. The trailing EBIT margin is 7.5% compared to the 5-year average of 5.3%.

•	The company has an above-average yield of 2.6%.

Management

•
Founder Albert Nahmad, 65, leads Watsco. He has served as Chairman, President, and Chief Executive Officer since December 1973. Although Nahmad has voting control over the company (this is a dual-class stock), he owns a 15% economic interest.

•
Nahmad should be given credit for his decision earlier this decade to rationalize the business structure following the rapid rollup phase in the mid-to-late 1990s, which involved the closure of underperforming branches and consolidation of subsidiaries. The company has also been disciplined on the mergers and acquisitions (M&A) front.

•	Barry Logan, 43, has served as Senior Vice President since November 2003, and Secretary since 1997. He previously served as Watsco’s Chief Financial Officer from 1997 to October 2003.

•	Ana Menendez, 41, has served as Chief Financial Officer since November 2003, and as Treasurer since 1998.

Investment Thesis

The stock has come under pressure due to transitory factors. There are 120 million installed central cooling and heating units, all of which will eventually wear out, providing a growing and substantial replacement market. The company has a durable business franchise and a bright growth outlook over the next five years. The valuation does not reflect this expectation.

Thank you for your support of the FMI Common Stock Fund.

Sincerely,

Ted D. Kellner, CFA	Donald S. Wilson, CFA	Patrick J. English, CFA
President and	Vice President	Vice President and
Portfolio Manager		Portfolio Manager

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI 53202 • 414-226-4555
www.fmifunds.com

FMI Common Stock Fund, Inc.
COST DISCUSSION

As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Fund does not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in FMI Common Stock Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2006 through March 31, 2007.

Industry Sectors as of March 31, 2007

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During Period*
	Value 10/01/06	Value 3/31/07	10/01/06-3/31/07
FMI Common Stock Fund Actual	$1,000.00	$1,137.00	$6.45
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.09

*
Expenses are equal to the Fund’s annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period between October 1, 2006 and March 31, 2007).

FMI Common Stock Fund, Inc.
STATEMENT OF NET ASSETS
March 31, 2007 (Unaudited)

Shares		Cost	Value

COMMON STOCKS — 87.1% (a)
COMMERCIAL SERVICES SECTOR — 14.3%
	Advertising/Marketing Services 3.1%
569,700	Harte-Hanks, Inc.	$14,644,021	$15,718,023
	Miscellaneous Commercial Services — 5.2%
249,300	G & K Services, Inc.	7,490,993	9,044,604
506,100	Global Imaging
	Systems, Inc.*	6,497,663	9,868,950
392,500	Navigant
	Consulting, Inc.*	7,038,990	7,755,800
10,200	Universal Technical
	Institute Inc.*	224,499	235,416
		21,252,145	26,904,770
	Personnel Services — 6.0%
394,200	Korn/Ferry International*	6,547,905	9,042,948
846,300	MPS Group, Inc.*	7,593,621	11,975,145
200,100	Watson Wyatt
	Worldwide Inc.	4,455,449	9,734,865
		18,596,975	30,752,958
CONSUMER DURABLES SECTOR — 1.8%
	Home Furnishings — 1.8%
265,500	Ethan Allen Interiors Inc.	9,916,249	9,382,770
CONSUMER NON-DURABLES SECTOR — 6.1%
	Apparel/Footwear — 3.5%
420,500	Liz Claiborne, Inc.	13,246,544	18,018,425
	Food: Meat/Fish/Dairy — 2.6%
390,800	Pilgrim’s Pride Corp.	8,592,769	12,970,652
CONSUMER SERVICES SECTOR — 3.6%
	Other Consumer Services — 1.4%
460,000	ServiceMaster Co.	5,442,032	7,079,400
	Publishing: Books/Magazines — 0.8%
66,300	Meredith Corp.	3,474,567	3,804,957
	Restaurants — 1.4%
295,300	Applebee’s
	International, Inc.	6,285,323	7,317,534
DISTRIBUTION SERVICES SECTOR — 8.1%
	Electronics Distributors — 5.2%
515,400	Arrow Electronics, Inc.*	8,937,697	19,456,350
261,700	ScanSource, Inc.*	6,806,971	7,024,028
		15,744,668	26,480,378
	Wholesale Distributors — 2.9%
246,800	United Stationers Inc.*	10,338,715	14,788,256
ELECTRONIC TECHNOLOGY SECTOR — 1.8%
	Computer Peripherals — 1.1%
138,200	Imation Corp.	4,619,779	5,580,516
	Electronic Equipment/Instruments — 0.7%
136,500	Paxar Corp.*	1,316,470	3,917,550
ENERGY MINERALS SECTOR — 2.0%
	Oil & Gas Production — 2.0%
279,600	St. Mary Land &
	Exploration Co.	7,252,589	10,255,728
FINANCE SECTOR — 9.1%
	Insurance Brokers/Services — 3.5%
633,000	Arthur J.
	Gallagher & Co.	18,180,677	17,932,890
	Life/Health Insurance — 3.1%
356,000	Protective Life Corp.	11,669,966	15,678,240
	Property/Casualty Insurance — 2.5%
581,250	Old Republic
	International Corp.	8,942,810	12,857,250
HEALTH SERVICES SECTOR — 1.5%
	Medical/Nursing Services — 1.5%
595,600	Option Care, Inc.	7,823,416	7,921,480
HEALTH TECHNOLOGY SECTOR — 2.7%
	Medical Specialties — 2.7%
213,200	Beckman Coulter, Inc.	12,351,695	13,621,348
INDUSTRIAL SERVICES SECTOR — 5.9%
	Environmental Services — 2.1%
366,450	Waste
	Connections, Inc.*	9,403,767	10,971,513
	Oilfield Services/Equipment — 3.8%
630,100	Dresser-Rand
	Group, Inc.*	14,505,155	19,192,846
PROCESS INDUSTRIES SECTOR — 8.1%
	Containers/Packaging — 5.3%
151,600	AptarGroup, Inc.	4,434,188	10,146,588
504,700	Bemis Company, Inc.	13,466,423	16,851,933
		17,900,611	26,998,521

FMI Common Stock Fund, Inc.
STATEMENT OF NET ASSETS (Continued)
March 31, 2007 (Unaudited)

Shares		Cost	Value
COMMON STOCKS — 87.1% (a) (Continued)
PROCESS INDUSTRIES SECTOR — 8.1% (Continued)
	Industrial Specialties — 2.8%
162,200	Cabot Microelectronics
	Corp.*	$5,259,068	$5,435,322
329,800	Valspar Corp.	7,680,708	9,178,334
		12,939,776	14,613,656
PRODUCER MANUFACTURING SECTOR — 4.1%
	Building Products — 1.5%
152,500	Watsco, Inc.	7,485,550	7,788,175
	Electrical Products — 1.6%
149,000	Acuity Brands, Inc.	4,085,323	8,111,560
	Industrial Machinery — 1.0%
104,900	IDEX Corp.	1,950,206	5,337,312
RETAIL TRADE SECTOR — 6.1%
	Discount Stores — 2.9%
503,900	Family Dollar Stores, Inc.	11,030,830	14,925,518
	Food Retail — 2.4%
408,000	Ruddick Corp.	8,452,562	12,272,640
	Specialty Stores — 0.8%
126,500	PetSmart, Inc.	3,039,694	4,169,440
TECHNOLOGY SERVICES SECTOR — 5.3%
	Data Processing Services — 3.2%
605,100	eFunds Corp.*	11,916,236	16,131,966
	Information Technology Services — 2.1%
610,400	Perot Systems Corp.*	9,816,512	10,907,848
TRANSPORTATION SECTOR — 5.4%
	Air Freight/Couriers — 1.3%
246,900	Pacer International, Inc.	4,721,068	6,651,486
	Trucking — 4.1%
457,200	Hunt (J.B.) Transport
	Services, Inc.	9,725,640	11,996,928
482,800	Werner Enterprises, Inc.	9,177,664	8,772,476
		18,903,304	20,769,404
UTILITIES SECTOR — 1.2%
	Gas Distributors — 1.2%
137,800	Northwest
	Natural Gas Co.	4,758,266	6,293,326
	Total common stocks	340,600,270	446,118,336

Principal
Amount		Cost	Value
SHORT-TERM INVESTMENTS — 13.0% (a)
	Commercial Paper — 10.5%
$18,000,000	Abbey National N.A.,
	5.15%, due 04/09/07	17,979,400	17,979,400
18,000,000	HSBC Finance Corp.,
	5.15%, due 04/09/07	17,979,400	17,979,400
18,000,000	Prudential Funding LLC,
	5.15%, due 04/09/07	17,979,400	17,979,400
	Total commercial
	paper	53,938,200	53,938,200
	Variable Rate Demand Note — 2.5%
12,777,656	U.S. Bank, N.A.,
	5.07%	12,777,656	12,777,656
	Total short-term
	investments	66,715,856	66,715,856
	Total investments	$407,316,126	512,834,192
	Liabilities, less cash and
	receivables — (0.1%) (a)		(869,655)
	Net Assets		$511,964,537

Net Asset Value Per Share
($0.01 par value, indefinite
shares authorized), offering
and redemption price
($511,964,537 ÷ 19,091,380
shares outstanding)	$26.82

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund, Inc.
STATEMENT OF OPERATIONS
For the Six Month Period Ending March 31, 2007 (Unaudited)

INCOME:
Dividends	$2,588,846
Interest	911,213
Total income	3,500,059
EXPENSES:
Management fees	2,443,096
Transfer agent fees	213,708
Administrative services	129,634
Custodian fees	52,943
Printing and postage expense	41,492
Registration fees	25,157
Professional fees	22,512
Board of Directors fees	10,000
Insurance expense	1,977
Other expenses	14,186
Total expenses	2,954,705
NET INVESTMENT INCOME	545,354
NET REALIZED GAIN ON INVESTMENTS	27,562,883
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS	34,259,895
NET GAIN ON INVESTMENTS	61,822,778
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$62,368,132

The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund, Inc.
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2007 (Unaudited) and For the Year Ended September 30, 2006

	2007	2006
OPERATIONS:
Net investment income	$545,354	$1,579,500
Net realized gain on investments	27,562,883	60,560,485
Net increase (decrease) in unrealized appreciation on investments	34,259,895	(8,979,508)
Net increase in net assets from operations	62,368,132	53,160,477
DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income
($0.0741 and $0.0160 per share, respectively)	(1,293,547)	(285,959)
Distributions from net realized gains
($2.9665 and $2.9507 per share, respectively)	(52,093,185)	(49,389,802)
Total distributions	(53,386,732)*	(49,675,761)*
FUND SHARE ACTIVITIES:
Proceeds from shares issued (957,663 and 2,006,733 shares, respectively)	24,930,221	51,182,074
Net asset value of shares issued in distributions reinvested
(2,070,712 and 2,061,437 shares, respectively)	51,540,070	48,115,686
Cost of shares redeemed (1,416,586 and 3,165,073 shares, respectively)	(36,464,919)	(80,474,016)
Net increase in net assets derived from Fund share activities	40,005,372	18,823,744
TOTAL INCREASE	48,986,772	22,308,460
NET ASSETS AT THE BEGINNING OF THE PERIOD	462,977,765	440,669,305
NET ASSETS AT THE END OF THE PERIOD (Includes undistributed
net investment income of $545,348 and $1,293,541, respectively)	$511,964,537	$462,977,765

* See note 7.

The accompanying notes to financial statements are an integral part of these statements.

FMI Common Stock Fund, Inc.
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

	(Unaudited)
	For the Six Month
	Period Ending
	March 31,		Years Ended September 30,
	2007		2006	2005	2004	2003	2002
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$26.49		$26.58	$24.08	$20.47	$17.38	$19.60
Income from investment operations:
Net investment income (loss)*	0.03		0.09	(0.02)	(0.08)	(0.09)	(0.01)
Net realized and unrealized
gains on investments	3.34		2.79	3.73	4.17	3.18	0.47 **
Total from investment operations	3.37		2.88	3.71	4.09	3.09	0.46
Less distributions:
Dividends from net investment income	(0.07)		(0.02)	—	—	—	—
Distributions from net realized gains	(2.97)		(2.95)	(1.21)	(0.48)	—	(2.68)
Total from distributions	(3.04)		(2.97)	(1.21)	(0.48)	—	(2.68)
Net asset value, end of period	$26.82		$26.49	$26.58	$24.08	$20.47	$17.38
TOTAL RETURN	13.70	%(1)	12.62%	16.11%	20.33%	17.78%	2.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	511,965		462,978	440,669	400,864	221,919	93,336
Ratio of expenses to average net assets	1.21	%(2)	1.21%	1.21%	1.23%	1.25%	1.14%
Ratio of net investment income (loss)
to average net assets	0.22	%(2)	0.35%	(0.06%)	(0.33%)	(0.46%)	(0.03%)
Portfolio turnover rate	20.2%		38.4%	34.2%	39.4%	34.0%	28.8%

(1)	Not Annualized.
(2)	Annualized.
*	Net investment income (loss) per share is calculated using average shares outstanding.
**	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
March 31, 2007 (Unaudited)

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the FMI Common Stock Fund, Inc. (the “Fund”), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of Wisconsin on July 29, 1981. Effective April 15, 2004, the Fund closed to new investors. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets (Nasdaq Global Select Market, Nasdaq Global Market and Nasdaq Capital Market formerly known as the Nasdaq National Market or the Nasdaq SmallCap Market) are valued at the Nasdaq Official Closing Price or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date.

On September 15, 2006, the Financial Accounting Standards Board issued Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 addresses how companies should measure fair value when specified assets and liabilities are measured at fair value for either recognition or disclosure purposes under generally accepted accounting principles (GAAP). FAS 157 is intended to make the measurement of fair value more consistent and comparable and improve disclosures about those measures. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. At this time, management believes the adoption of FAS 157 will have no material impact on the financial statements of the Fund.

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

(d)
The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund’s policy is to monitor the creditworthiness of the issuer and nonperformance by these issuers is not anticipated.

(e)
Accounting principles generally accepted in the United States of America (“GAAP”) require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

(f)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g)
No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

FMI Common Stock Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2007 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not meeting the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements but does not anticipate that FIN 48 will have a material impact on the Fund’s financial statements.

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Fund has a management agreement with Fiduciary Management, Inc. (“FMI”), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at the annual rate of 1% of the daily net assets of the Fund. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund’s operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.1% of the daily net assets up to and including $30,000,000 and 0.05% of the daily net assets of the Fund in excess of $30,000,000.

Under the management agreement, FMI will reimburse the Fund for expenses over 1.3% of the daily net assets of the Fund. No such reimbursements were required for the six month period ending March 31, 2007.

In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(3)	Distributions to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(4)	Investment Transactions —

For the six month period ending March 31, 2007, purchases and proceeds of sales of investment securities (excluding short-term investments) were $91,753,193 and $150,359,792, respectively.

(5)	Accounts Payable and Accrued Liabilities —

As of March 31, 2007, liabilities of the Fund included the following:

Payable to brokers for investments purchased	$1,718,339
Payable to FMI for management and administrative fees	407,219
Due to custodian	145,291
Other liabilities	102,513

FMI Common Stock Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2007 (Unaudited)

(6)	Sources of Net Assets —

As of March 31, 2007, the sources of net assets were as follows:

Fund shares issued and outstanding	$381,864,695
Net unrealized appreciation on investments	105,518,066
Undistributed net realized gains on investments	24,036,428
Undistributed net investment income	545,348
$511,964,537

(7)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of March 31, 2007:

	Gross	Gross	Net Unrealized
Cost of	Unrealized	Unrealized	Appreciation
Investments	Appreciation	Depreciation	on Investments
$407,331,227	$107,578,152	$2,075,187	$105,502,965

The following information for the Fund is presented on an income tax basis as of September 30, 2006:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$392,739,522	$83,264,018	$12,020,949	$71,243,069	$10,816,552	$39,058,818

The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended September 30, 2006 and 2005, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of September 30, 2006, and tax basis post-October losses as of September 30, 2006, which are not recognized for tax purposes until the first day of the following fiscal year are:

September 30, 2006				September 30, 2005
Ordinary	Long-Term	Net Capital		Ordinary	Long-Term
Income	Capital Gains	Loss	Post-October	Income	Capital Gains
Distributions	Distributions	Carryovers	Losses	Distributions	Distributions
$9,612,105	$40,063,656	$—	$—	$11,746,220	$8,301,081

For corporate shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2006 which is designated as qualifying for the dividends received deduction is 40% (unaudited).

For all shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2006 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 40% (unaudited).

FMI Common Stock Fund, Inc.
ADVISORY AGREEMENT

On December 15, 2006, the Board of Directors of FMI Common Stock Fund, Inc. (“Directors”) approved the continuation of the Fund’s investment advisory agreement with Fiduciary Management, Inc. Prior to approving the continuation of the investment advisory agreement, the Directors considered:

•	the nature, extent and quality of the services provided by Fiduciary Management, Inc.

•	the investment performance of the Fund

•	the cost of the services to be provided and profits to be realized by Fiduciary Management, Inc. from its relationship with the Fund

•	the extent to which economies of scale would be realized as the Fund grew and whether fee levels reflect any economies of scale

•	the expense ratio of the Fund

•	the manner in which portfolio transactions for the Fund was conducted, including the use of soft dollars

In considering the nature, extent and quality of the services provided by Fiduciary Management, Inc., the Directors reviewed a report describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided by Fiduciary Management, Inc. to the Fund. The Directors concluded that Fiduciary Management, Inc. was providing essential services to the Fund. In particular, the Directors concluded that Fiduciary Management, Inc. was preparing reports to shareholders in addition to those required by law, and was providing services to the Fund that were in addition to the services investment advisers typically provided its non-mutual fund clients.

The Directors compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the advisory agreement.

In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed a report that concluded that Fiduciary Management, Inc. was realizing only a small profit from its relationship with the Fund, and that such profits expressed as a percentage of pre-tax revenues were generally less than that of publicly traded investment advisory firms. The Directors also reviewed reports comparing the Fund’s expense ratio and advisory fees paid by the Fund to those of other comparable mutual funds and concluded that the advisory fee paid by the Fund and the Fund’s expense ratio were within the range of comparable mutual funds. The Directors noted that the investment advisory fee was not adjusted if economies of scale were realized as the Fund grew, but did not consider that factor to be significant in light of the other factors considered, and that the Fund was closed to new investors.

Finally, the Directors reviewed reports discussing the manner in which portfolio transactions for the Fund were conducted, including the use of soft dollars. Based on these reports, the Directors concluded that the research obtained by Fiduciary Management, Inc. was beneficial to the Fund and that Fiduciary Management, Inc. was executing the Fund’s portfolio transactions in a manner designed to obtain best execution for the Fund.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(This Page Intentionally Left Blank.)

FMI Common Stock Fund, Inc.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
GEORGE D. DALTON
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
PAUL S. SHAIN
DONALD S. WILSON

INVESTMENT ADVISER
AND ADMINISTRATOR
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
800-811-5311
or
414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue, Suite 1800
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Common Stock Fund unless accompanied or preceded by the Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The disclosure controls and procedures of the FMI Common Stock Fund, Inc. are periodically evaluated. As of March 23, 2007, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b)
The internal controls of the FMI Common Stock Fund, Inc. are periodically evaluated. There were no changes to FMI Common Stock Fund’s internal control over financial reporting that occurred during the first fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Exhibits.

(a)	Any code of ethics or amendment thereto. Not applicable.

(b)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FMI Common Stock Fund, Inc.
Registrant

By    /s/Ted D. Kellner
Ted D. Kellner, Principal Executive Officer

Date  May 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FMI Common Stock Fund, Inc.
Registrant

By    /s/Ted D. Kellner
Ted D. Kellner, Principal Financial Officer

Date  May 4, 2007